SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: February 2, 2011

Internet Capital Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 Lee Road, Suite 310, Wayne, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 2, 2011, Internet Capital Group, Inc. (the "Company") issued a press release announcing that its core equity company, Metastorm Inc., has entered into a definitive merger agreement pursuant to which it will be acquired by OpenText Corporation. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:
Exhibit No.	Description
99.1	Press Release issued February 2, 2011 by Internet Capital Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNET CAPITAL GROUP, INC.
Date: February 4, 2011	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued February 2, 2011 by Internet Capital Group, Inc.